EXHIBIT 12.4

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Elbit Vision Systems Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yaky Yanay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 29, 2006	/S/ YAKY YANAY —————————————— Yaky Yanay Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.